DEBT	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
DEBT

26.	DEBT

(in thousands of $)	2013	2012
Total long-term debt due to third parties	667,028	504,906
Total long-term debt due to related parties	50,000	—
Total long-term debt (including related parties)	717,028	504,906
Less: current portion of long-term debt due to third parties and related parties	(30,784)	(14,400)
Long-term debt (including related parties)	686,244	490,506

The outstanding debt as of December 31, 2013 is repayable as follows:

Year ending December 31,
(in thousands of $)
2014	30,784
2015	161,993
2016	25,763
2017	94,563
2018	284,395
2019 and thereafter	119,530
Total	717,028

Our debt is denominated in U.S. dollars and bears floating interest rates.  The weighted average interest rate for the years ended December 31, 2013 and 2012 was 3.45% and 3.97%, respectively.

As of December 31, 2013 and 2012, the margins we pay under our loan agreements (excluding our convertible bonds which do not have a margin) are over and above LIBOR at a fixed or floating rate range from to 0.70% to 3.0% and 0.70% to 0.95%, respectively.

At December 31, 2013 and 2012, our debt was as follows:

(in thousands of $)	2013	2012	Maturity date
World Shipholding revolving credit facility (a related party)	50,000	—	2015
Golar Maria facility	—	89,525	2014
Golar Arctic facility	91,250	96,250	2015
Golar Viking facility	86,400	90,800	2017
Convertible bonds	233,020	228,331	2017
$1.125 billion facility:
- Golar Seal facility	127,935	—	2018/2025*
- Golar Celsius facility	128,423	—	2018/2025*
	717,028	504,906

*The commercial loan facility matures in 2018 and the term loan tranches mature in 2025.

World Shipholding revolving credit facility (a related party)

In April 2011, we entered into an $80.0 million revolving credit facility with a company related to our major shareholder, World Shipholding. In January 2012, February 2012 and May 2012, the revolving credit facility was amended to $145.0 million, $250.0 million and $120.0 million, respectively without any further changes to the original terms of the facility. In July 2012, the facility was repaid in full with the proceeds received from the sale of the companies that own and operate the NR Satu to Golar Partners. In May 2013, the margin on the facility was amended from 3.5% to 3.0%. As of December 31, 2013, we had $50.0 million of borrowings under this facility. The facility is unsecured and bears interest at LIBOR plus 3.0% together with a commitment fee of 0.75% on any undrawn portion of the credit facility. The facility is available until September 2015, when all amounts must be repaid.

Golar Maria facility

In April 2006, we entered into a $120.0 million secured loan facility with a bank for the purpose of financing the Golar Maria.  The facility bears floating interest rate of LIBOR plus a margin of 0.95% and is repayable in quarterly installments and had an initial term of five years.  In March 2008, the facility was restructured to lower the margin and to extend the term of the facility to December 2014. In February 2013, in connection with the sale of our equity interest in the company that owns and operates the Golar Maria, Golar Partners assumed liability for this facility, the balance of which was $89.5 million on the transaction date (see note 6).

Golar Arctic facility

In January 2008, we entered into a secured loan facility for an amount of $120.0 million, for the purpose of financing the purchase of the Golar Arctic, which we refer to as the Golar Arctic facility.  The facility bears interest at LIBOR plus a margin and is repayable in quarterly installments over a term of seven years with a final balloon payment of $86.3 million due in January 2015.

Golar Viking

In January 2005, we entered into a $120.0 million secured loan facility with a bank for the purpose of financing the newbuilding, the Golar Viking.  This facility was refinanced in August 2007 for an amount of $120.0 million.

The structure of the Golar Viking facility is such that the bank loaned funds of $120 million to Golar, which we then re-loaned to a newly created entity of the bank, ("Investor Bank").  With the proceeds, Investor Bank then subscribed for preference shares in a Golar group company.  Another Golar company issued a put option in respect of the preference shares.  The effect of these transactions is that Investor Bank is required to pay fixed interest to us.  The interest payments to us by Investor Bank are contingent upon receipt of these preference dividends.  In the event these dividends are not paid, the preference dividends will accumulate until such time as there are sufficient cash proceeds to settle all outstanding arrearages.  Applying ASC 810 to this arrangement, we have concluded that we are the primary beneficiary of Investor Bank and accordingly have consolidated it into our group.  At December 31, 2013, the Consolidated Balance Sheet and Consolidated Statement of Operations includes Investor Bank's net assets of $nil and net income of $nil, respectively, due to elimination on consolidation, of accounts and transactions arising between us and the Investor Bank.

The Golar Viking facility accrues floating interest at a rate of LIBOR plus a margin of 0.70%.  The loan has a term of 10 years and is repayable in quarterly installments with a final balloon payment of $71.0 million due in August 2017.  The loan is secured by a mortgage on this vessel.

Convertible Bonds

In March 2012, we completed a private placement offering for convertible bonds, for gross proceeds of $250.0 million. Accordingly, on inception we recognized a liability of $221.9 million and an equity portion of $25.0 million. The liability component is recorded at its present value (discounted using an equivalent borrowing rate which does not include the conversion option) and the accretion from its initial discounted value to par. The equity component is valued as the residual of par less the liability value. The impact of this treatment over the life of the instrument is to increase the interest charge to a "normalized" interest rate as the discount on the liability unwinds over the period to settlement. The secured convertible bonds mature in March 2017 when the holder may convert the bonds into our common shares or redeem at 100% of the principal amount. The convertible bonds have an annual coupon rate of 3.75% which is payable quarterly in arrears and have a conversion price of $55.0. We declared dividends of $1.35 and $1.60 for the years ended December 31, 2013 and 2012, respectively. The conversion price was adjusted from $52.29 to $50.28 effective on December 4, 2013.

We have a right to redeem the bonds at par plus accrued interest, provided that 90% or more of the bonds issued shall have been redeemed or converted to shares. Accordingly, if the bonds were converted, 4,972,155 shares would be issued if the bonds were converted at the conversion price of $50.28 as at December 31, 2013.

The bond may be converted to our ordinary shares by the holders at any time starting on the forty-first business day of the issuance until the tenth business day prior to March 7, 2017.

$1.125 billion facility

In July 2013, we entered into a $1.125 billion facility to fund eight of our newbuildings. The facility bears interest at LIBOR plus a margin. The facility is divided into three tranches, with the following general terms:

Tranche	Amount	Proportion of facility	Term of loan from date of drawdown	Repayment terms
K-Sure	$449.0 million	40%	12 years	Six-monthly installments
KEXIM	$450.0 million	40%	12 years	Six-monthly installments
Commercial	$226.0 million	20%	5 years	Six-monthly installments, unpaid balance to be refinanced after 5 years

The K-Sure Tranche, is funded by a consortium of lenders of which 95% is guaranteed by a Korean Trade Insurance Corporation (or K-Sure) policy; the KEXIM tranche is funded by the Export Import Bank of Korea (or KEXIM). Repayments under the K-Sure and KEXIM tranches are due semi-annually with a 12 year repayment profile. The commercial tranche is funded by a syndicate of banks and is for a term of five years from date of drawdown with a final balloon payment of $131.0 million depending on drawdown dates on certain vessels. In the event the commercial tranche is not refinanced prior to the end of the five years, KEXIM has an option to demand repayment of the balance outstanding under the KEXIM tranche.

The facility is further divided into vessel-specific tranches dependent upon delivery and drawdown, with each borrower being the subsidiary owning the respective vessel. Upon delivery of a newbuild, we have the ability to drawdown on the facility. On drawdown, the vessel will become secured against the facility.  We drew down a total of $256.3 million in connection with the delivery of the Golar Seal and the Golar Celsius in October 2013. Accordingly, as of December 31, 2013, the remaining balance available to drawdown is $868.7 million in respect of the remaining six newbuilds yet to be delivered. A commitment fee is chargeable on any undrawn portion of this facility.

Debt restrictions

Certain of our debt are collateralized by ship mortgages and, in the case of some debt, pledges of shares by each guarantor subsidiary.  The existing financing agreements impose operating and financing restrictions which may significantly limit or prohibit, among other things, our ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or pay dividends without the consent of the lenders.  In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements.  Many of our debt agreements contain certain covenants, which require compliance with certain financial ratios. Such ratios include equity ratio covenants and minimum free cash restrictions.  With regards to cash restrictions, we have covenanted to retain at least $25.0 million of cash and cash equivalents on a consolidated group basis. In addition, there are cross default provisions in most of our and Golar Partners loan and lease agreements.

In April 2013, Golar Partners received waivers relating to the requirement under the Golar LNG Partners credit facility and the Golar Freeze facility relating to change of control over the Partnership. Following the grant of such waivers, in order to permanently resolve this issue, the loan facilities affected by the loss of control which contained the change of control provisions were amended in June 2013. As of December 31, 2013, Golar Partners was in compliance with all covenants.